EXHIBIT 99.2

                    FOURTH AMENDMENT dated as of
               June 20, 2003, (this "Amendment") to the FIVE-YEAR CREDIT AGREEMENT dated as of October 28, 1999, as amended by the First Amendment dated as of September 24, 2001, the Second
               Amendment dated as of December 21, 2001 and the Third Amendment dated as of May 8, 2002 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the "Five-Year Credit Agreement"), among CROMPTON CORPORATION (formerly known as CK Witco Corporation) (the "Company"); the Eligible Subsidiaries referred to therein;
               the BANKS referred to therein; JPMORGAN CHASE BANK (formerly known as THE CHASE MANHATTAN
               BANK) ("JPMORGAN"), as Syndication Agent;
               CITICORP USA, INC. (as successor to Citibank, N.A. in its capacity as Administrative
               Agent), as Administrative Agent; and BANK OF
               AMERICA, N.A. and DEUTSCHE BANK SECURITIES
               INC. (formerly known as DEUTSCHE BANC ALEX.
               BROWN INC.), as Co-Documentation Agents.

          WHEREAS, the Company, the Eligible Subsidiaries, the Banks, the Co-Documentation Agents, the Syndication
Agent and the Administrative Agent are parties to the Five-
Year Credit Agreement;

          WHEREAS, pursuant to the Five-Year Credit
Agreement, the Banks have made and agreed to make certain loans to the Borrowers; and

          WHEREAS, the Company has requested that certain provisions of the Five-Year Credit Agreement be modified in the manner provided in this Amendment;

          WHEREAS, the Banks whose signatures appear below, constituting the Required Banks, hereby agree to amend the Five-Year Credit Agreement, which amendment shall become effective upon satisfaction of the conditions precedent set forth herein;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1.  Defined Terms.  Capitalized terms used
but not defined herein have the meanings assigned to them in the Five-Year Credit Agreement.

         SECTION 2.  Amendment to Article 1.  Section 1.01
of the Five-Year Credit Agreement is hereby amended by adding the following defined term in the correct alphabetical order:

         "`Organosilicones Business Asset Sale' means the sale by the Company of its organosilicones business pursuant to and on the terms provided in the Purchase and Exchange Agreement dated as of April 24, 2003, between the Company and General Electric Company."

          SECTION 3.  Amendments to Article 4.  (a)  Clauses
(a)  and  (b)  of  Section  4.04  of  the  Five-Year  Credit
Agreement are hereby amended and restated in their entirety to read as follows

         "(a) The unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as of March 31, 2003, and the related consolidated statement of operations for the three months then ended, a copy of which has been delivered to the Agent on behalf of each of the Banks, fairly present, in conformity with generally accepted accounting principles, the consolidated financial position of the Company and its Consolidated
         Subsidiaries as of such date and their consolidated results of operations for such periods.

         (b) Since December 31, 2002, there has been no material adverse change in the business, financial position or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole."

         (b) Section 4.05 of the Five-Year Credit Agreement is hereby amended and restated in its entirety to read as follows

         "SECTION 4.05. Litigation. Except as disclosed in the Company's 10-K Report for the fiscal year ended December 31, 2002, as supplemented by the Company's 10-Q Report for the fiscal quarter ended March 31, 2003, there is no action, suit or proceeding pending against, or to the knowledge of the Company threatened against or affecting, the Company or any of its Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood of an adverse decision which would materially adversely affect the business (taken as a whole), consolidated financial position or consolidated results of operations of the Company and its Consolidated Subsidiaries or which in any manner draws into question the validity or enforceability of any Loan Document or the Notes."

         (c)    Section   4.07   of  the  Five-Year   Credit
    Agreement  is  hereby  amended  and  restated   in   its
    entirety to read as follows:

         "SECTION 4.07. Environmental Matters. In the ordinary course of its business, the Company conducts an ongoing review of the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries, in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for cleanup or closure of properties presently or previously owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, including any periodic or permanent shutdown of any facility or reduction in the level of or change in the nature of operations conducted thereat and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Company has reasonably concluded that, except as disclosed in the Company 10-K Report for the fiscal year ended December 31, 2002, as supplemented by the Company's 10-Q Report for the fiscal quarter ended March 31, 2003, Environmental Laws are unlikely to have a material adverse effect on the business, financial position or results of operations of the Company and its Consolidated Subsidiaries, considered as a whole."

         SECTION 4.  Amendments to Article 5.  (a)  Section
5.07(a) of the Five-Year Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "(a) The Company will not permit the Leverage
     Ratio at any time during any period beginning on a date set forth below and ending on a date immediately preceding the date listed immediately below such beginning date (if any) to be in excess of the ratio set forth below opposite such initial date:

          Date                 Ratio

          January 1, 2003      4.00 to 1.00

          Amendment No. 4      4.65 to 1.00
          Effective Date

          October 1, 2003      4.50 to 1.00

          January 1, 2004      3.50 to 1.00


; provided, however, that (i) if the Organosilicones
Business Asset Sale is completed prior to October 1, 2003, the applicable Leverage Ratio for the period commencing on the date of the completion of such sale and ending on September 30, 2003 shall be 4.00 to 1.00 and the applicable
Leverage Ratio for the period commencing on October 1, 2003 shall be 3.50 to 1.00 and (ii) if the Organosilicones
Business Asset Sale is completed on or after October 1, 2003, the applicable Leverage Ratio for the period commencing on the date of such sale shall be 3.50 to 1.00.

          (b)  Section 5.08 of the Five-Year Credit
Agreement is hereby amended by (i) replacing the period at the end of Section 5.08(i) with a semi-colon and (ii) adding the following provision after Section 5.08(i):

              "provided, however, that with the exception of pledges by Witco Europe Investment Partners, Witco
    Investment Holdings B.V. and Witco Holdings B.V. of up to 65% of the issued and outstanding capital stock of Crompton B.V. to the lenders under that certain Credit
    Agreement dated as of June 29, 1998, among Witco
    Investment Holdings B.V. as borrower, Citibank N.A. and
    Deutsche Bank Securities Inc., as Arrangers, Citibank
    International PLC as Agent, and others, as amended from time to time, in connection with the refinancing thereof, neither the Company nor any Subsidiary shall create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it in connection with any amendment, extension, refinancing or replacement of any existing agreement for borrowed money without equally and ratably securing the Obligations on terms and under documentation satisfactory to the Administrative Agent and the Syndication Agent."

          (c) Clause C of Section 5.09 of the Five-Year
Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "(C) the Company and its Subsidiaries may sell, lease or transfer any of their assets with a market value that does not, in the aggregate together with all other sales, leases and transfers pursuant to this clause (C) from and after the Amendment No. 4 Effective Date, exceed $100,000,000."

          (d) Article 5 of the Five-Year Credit Agreement is hereby amended by adding the following sections at the end thereof:

              "SECTION 5.17.  Covenant Relating to
    Prepayment of 8 1/2% Senior Notes.  The Company and its
    Subsidiaries will not voluntarily repay, purchase, redeem or defease any of the Company's outstanding 8
    1/2% Senior Notes Due 2005 with the proceeds of any Borrowing under this Agreement.

              SECTION 5.18.  Covenant Relating to Reduction
    of Commitments.  Not more than five Domestic Business
    Days following the Company's receipt of at least four hundred and fifty million dollars ($450,000,000.00) of initial proceeds due to the Company in connection with the completion of the Organosilicones Business Asset
    Sale, the Company will issue a notice under Section
    2.09 hereof to permanently reduce Commitments in amounts such that the aggregate Commitments shall not exceed $300,000,000, and will repay outstanding
    Borrowings to the extent they exceed the Commitments as so reduced."

          SECTION 5.  Waiver.  (a) The Banks hereby waive
the previous failure, if any, of the Company to comply with the provisions of Section 5.07(a) during the period ending on the date immediately preceding the Amendment No. 4
Effective Date.

          (b) The Banks hereby waive the provisions of
Section 5.09(ii) to the extent necessary to permit the Organosilicones Business Asset Sale and acknowledge and agree that such sale shall not be deemed to utilize the basket set forth in clause (C) of Section 5.09 for sales, leases and transfers of the assets of the Company and its Subsidiaries from and after the Amendment No. 4 Effective
Date.

          SECTION 6. Collateral Release. The Banks hereby acknowledge and agree that, in accordance with the provisions of the Security Agreement, upon the completion of the Organosilicones Business Asset Sale, any security interest held by the Collateral Agent for the benefit of the Secured Parties in assets of the Company and its Subsidiaries sold in such sale will terminate without further action on the part of the Company, the Collateral Agent or any other party.

          SECTION 7.  Representations and Warranties.  To
induce the other parties hereto to enter into this Amendment, the Company hereby represents and warrants that, after giving effect to this Amendment:

          (a) The representations and warranties set forth in Article 4 of the Five-Year Credit Agreement, as amended by this Amendment, are true and correct on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, with all references to "this
     Agreement" being deemed to refer to the Five-Year
     Credit Agreement, as amended by this Amendment;

          (b) No Default or Event of Default has occurred and is continuing; and

         (c) This Amendment has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.


          SECTION 8.  Conditions to Effectiveness.  This
Amendment shall become effective on the date (the
"Amendment No. 4 Effective Date") on which each of the following conditions has been satisfied:

           (a) the Syndication Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Company, the Required Banks and the Syndication Agent; and

          (b) The Administrative Agent and the Syndication
     Agent shall have received payment of all fees and expenses as provided herein and in accordance with the provisions of the Fee Letter dated as of the date hereof among the Company, the Syndication Agent and J.P. Morgan Securities Inc.

          SECTION 9.  Effect of Amendment.  (a)  On and
after the Amendment No. 4 Effective Date, each reference in the Five-Year Credit Agreement to "this Agreement",
"hereunder", "herein", or words of like import shall mean and be a reference to the Five-Year Credit Agreement, as amended hereby. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Banks under the Five-Year Credit
Agreement or any other Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Five-Year Credit Agreement or any other Loan
Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Five-Year Credit
Agreement or any other Loan Documents in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Five-
Year Credit Agreement specifically referred to herein.

          (b) Nothing herein will be deemed to reduce the obligations of any Subsidiary Guarantor under the Subsidiary
Guarantee Agreement, which shall remain in full force and effect.

          SECTION 10. Counterparts. This Amendment may be executed by one or more parties to this Amendment in any number of separate counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

          SECTION 11.  APPLICABLE LAW.  THIS AMENDMENT SHALL
BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF
THE STATE OF NEW YORK.

          SECTION 12.  Headings.  Section headings used
herein are for convenience of reference only, are not part of, and are not to be taken into consideration in interpreting, this Amendment.

          SECTION 13.  Expenses.  The Company shall
reimburse the Syndication Agent and the Collateral Agent for their reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP.

          IN WITNESS WHEREOF, the Company, the
Administrative Agent and the undersigned Banks have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.



                         CROMPTON CORPORATION,

                           By

                              Name:
                              Title:



                           By

                              Name:
                              Title:



                         Each of the Subsidiary Guarantors
                         hereby acknowledges receipt of, and
                         consents to the terms of, this
                         Amendment.



                         CROMPTON MANUFACTURING COMPANY,
                         INC.,

                           By

                              Name:
                              Title:



                           By

                              Name:
                              Title:



                         CITICORP USA, INC., individually,
                         as Administrative Agent and as
                         Collateral Agent,

                           By

                              Name:
                              Title:



                         JPMORGAN CHASE BANK (formerly known
                         as THE CHASE MANHATTAN BANK),
                         individually and or Syndication
                         Agent,

                           By

                              Name:
                              Title:





                              Name:
                              Title:

                              270 Park Avenue
                              New York, NY 10017



                         BANK OF AMERICA, N.A.,

                           By

                              Name:
                              Title:

                              335 Madison Avenue
                              New York, NY 10017

                         DEUTSCHE BANK AG NEW YORK BRANCH
                         a/o CAYMAN ISLANDS BRANCH,

                           By

                              Name:
                              Title:





                              Name:
                              Title:

                              31 W. 52nd Street
                              New York, NY 10019

                         MELLON BANK, N.A.,

                           By

                              Name:
                              Title:

                              One Mellon Bank Center
                              Pittsburgh, PA 15258

                         ABN AMRO BANK N.V.,

                           By

                              Name:
                              Title:



                           By

                              Name:
                              Title:

                              500 Park Avenue
                              New York, NY 10022

                         COMMERZBANK AG
                         NEW YORK AND GRAND CAYMAN
                         BRANCHES,

                           By

                              Name:
                              Title:



                           By

                              Name:
                              Title:



                         FOUR WINDS FUNDING CORPORATION,
                         as Designee,

                           By

                              Name:
                              Title:



                           By

                              Name:
                              Title:

                              Address:



                         BANK HAPOALIM B.M.

                           By

                              Name:
                              Title:

                              Address:



                         THE BANK OF NEW YORK,

                           By

                              Name:
                              Title:

                              Address:



                         WACHOVIA BANK, N.A. (formerly known
                         as FIRST UNION NATIONAL BANK),

                           By

                              Name:
                              Title:

                              301 W. College Street, TW-5
                              Charlotte, NC 28288-0760

                         FLEET NATIONAL BANK,

                           By

                              Name:
                              Title:

                              1 Federal Street
                              Boston, MA 02110

                         FORTIS (USA) FINANCE LLC,

                           By

                              Name:
                              Title:



                           By

                              Name:
                              Title:

                              Address:

                         BANK OF TOKYO-MITSUBISHI TRUST
                         COMPANY,

                           By

                              Name:
                              Title:

                              1251 Avenue of the Americas
                              New York, NY 10020-1104

                         WESTDEUTSCHE LANDESBANK,

                           By

                              Name:
                              Title:



                           By

                              Name:
                              Title:

                              1211 Avenue of the Americas
                              New York, NY 10036

                         THE BANK OF NOVA SCOTIA,

                           By

                              Name:
                              Title:

                              Address:



                         BNP PARIBAS,

                           By

                              Name:
                              Title:



                           By

                              Name:
                              Title:

                              787 Seventh Avenue
                              New York, NY 10019

                         BANCA NAZIONALE DEL LAVORO S.P. NEW
                         YORK BRANCH,

                           By

                              Name:
                              Title:

                              25 West 51st Street
                              New York, NY 10019

                         SUNTRUST BANK,

                           By

                              Name:
                              Title:

                              711 Fifth Avenue, 16th Floor
                              New York, NY 10022



                         INTESABCI  NEW YORK BRANCH,

                           By

                              Name:
                              Title:





                              Name:
                              Title:

                              One William Street
                              New York, NY 10004

                         ING CAPITAL LLC,

                           By

                              Name:
                              Title:

                              1325 Avenue of the Americas
                              8th Floor
                              New York, NY 10019

                         THE INDUSTRIAL BANK OF JAPAN,

                           By

                              Name:
                              Title:

                              Address:

                         BANCA MONTE DEI PASCHI DI SIENA
                         S.P.,

                           By

                              Name:
                              Title:



                           By

                              Name:
                              Title:

                              55 East 59th Street
                              New York, NY 10022

                         PEOPLE'S BANK,

                           By

                              Name:
                              Title:

                              350 Bedford Street
                              Stamford, CT 06901

                         HIBERNIA NATIONAL BANK,

                           By

                              Name:
                              Title:

                              313 Carondelet Street
                              New Orleans, LA 70130